UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 21, 2003

                                  GenTek Inc.
              ---------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

    Delaware                  001-14789                      02-0505547
---------------        ------------------------          -------------------
(State or other        (Commission File Number)          (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


       Liberty Lane, Hampton, New Hampshire                      03842
     ---------------------------------------                 -------------
     (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code   (603) 929-2264

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE

         As previously reported, on June 30, 2003, GenTek Inc. (the "Company") and certain of its direct and indirect subsidiaries (together with the Company, the "Debtors") filed their first proposed joint plan of reorganization and related first proposed disclosure statement with the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

         On August 21, 2003, the Debtors filed their second proposed joint plan of reorganization (the "Second Proposed Plan of Reorganization") and related second proposed disclosure statement (the "Second Proposed Disclosure Statement") with the Bankruptcy Court. A hearing to consider the adequacy of the Second Proposed Disclosure Statement, as it may be amended or supplemented prior to the hearing date, is currently scheduled before the Bankruptcy Court for August 25, 2003, which may be continued from time to time.

         Copies of the Second Proposed Plan of Reorganization and the Second Proposed Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.1 and 99.2, respectively.

         The Debtors reserve the right to modify or supplement the Second Proposed Plan of Reorganization and the Second Proposed Disclosure Statement. Moreover, the Second Proposed Plan of Reorganization and the Second Proposed Disclosure Statement remain subject to review and comment by, among others, the Bankruptcy Court, the Debtors' secured lenders, the official committee of unsecured creditors appointed in the Debtors' Chapter 11 cases, and other parties in interest.

         The Bankruptcy Code does not permit solicitation of acceptances or rejections of the Second Proposed Plan of Reorganization until the Bankruptcy Court approves the applicable Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Debtors and the condition of the Debtors' books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Second Proposed Plan of Reorganization. Accordingly, neither this filing nor any of the exhibits are intended to be, and they should not be construed as, a solicitation for a vote on the Second Proposed Plan of Reorganization. The Debtors will emerge from Chapter 11 if and when the Second Proposed Plan of Reorganization receives the requisite creditor approvals and is confirmed by the Bankruptcy Court.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               GENTEK INC.
                                               --------------------------
                                               (Registrant)


Date: August 22, 2003                     By:   /s/  Matthew R. Friel
                                               --------------------------
                                               Name:    Matthew R. Friel
                                               Title:   Vice President and
                                                        Chief Financial Officer


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                                 Exhibit Index
                                 -------------


Exhibit Number               Exhibit Description
--------------               -------------------

         99.1 Second Proposed Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code of GenTek Inc., et al. and Noma Company, Debtors, as filed with the United States Bankruptcy Court for the District of Delaware on August 21, 2003.

         99.2 Second Proposed Disclosure Statement with Respect to the Joint Plan of Reorganization Under Chapter 11, Title 11, United States Code of GenTek Inc., et al. and Noma Company, Debtors, as filed with the United States Bankruptcy Court for the District of Delaware on August 21, 2003.